UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2013

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On August 14, 2013, Athlon Energy Inc., a Delaware corporation (the “Company”), Athlon Holdings LP, a Delaware limited partnership (“Holdings”), Athlon Finance Corp., a Delaware corporation (together with Holdings, the “Issuers”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into a Supplemental Indenture dated as of August 14, 2013 (the “Supplemental Indenture”) to the indenture dated as of April 17, 2013 (the “Indenture”), among the Issuers, the subsidiary guarantors thereto (the “Subsidiary Guarantors”) and the Trustee, relating to the Issuers’ outstanding 7 3/8% Senior Notes due 2021 (the “Notes”).

Pursuant to the Supplemental Indenture, the Company agreed to, jointly and severally with the Subsidiary Guarantors, to unconditionally guarantee all payment obligations of the Issuers with respect to the Notes.

The Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.  The Indenture (including form of Note) was filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-1 (File No. 333-189109) filed with the Securities and Exchange Commission (the “Commission”) on June 5, 2013 and is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

4.1                               Indenture, dated April 17, 2013, between Athlon Holdings LP and Athlon Finance Corp., as Issuers, and Wells Fargo Bank, National Association, as Trustee, relating to the Issuers’ 7 3/8% Senior Notes due 2021 (including form of Note) (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 (File No. 333-189109) filed with the Commission on June 5, 2013).

4.2                               Supplemental Indenture, dated August 14, 2013, among Athlon Energy Inc., Athlon Holdings LP, Athlon Finance Corp. and Wells Fargo Bank, National Association, as Trustee, with respect to the indenture, dated as of April 17, 2013, relating to Athlon Holdings LP and Athlon Finance Corp.’s 7 3/8% Senior Notes due 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date: August 20, 2013	By:	/s/ William B. D. Butler
William B. D. Butler
Vice President—Chief Financial Officer, and
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Indenture, dated April 17, 2013, between Athlon Holdings LP and Athlon Finance Corp., as Issuers, and Wells Fargo Bank, National Association, as Trustee, relating to the Issuers’ 7 3/8% Senior Notes due 2021 (including form of Note) (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 (File No. 333-189109) filed with the Commission on June 5, 2013).

4.2

Supplemental Indenture, dated August 14, 2013, among Athlon Energy Inc., Athlon Holdings LP, Athlon Finance Corp. and Wells Fargo Bank, National Association, as Trustee, with respect to the indenture, dated as of April 17, 2013, relating to Athlon Holdings LP and Athlon Finance Corp.’s 7 3/8% Senior Notes due 2021.